UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

Broadridge Stockholder Forum

2014 Stockholder Forum

In conjunction with the 2014 Annual Meeting of Stockholders, we are offering our investors an online forum where they can access annual meeting materials, ask questions in advance of the meeting, and participate in a stockholder survey. Please click the link below to access the Stockholder Forum.

Location: www.theinvestornetwork.com/forum/br

For technical assistance with accessing the Stockholder Forum please email support@theinvestornetwork.com.

Virtual Stockholder Meeting

2014 Annual Meeting of Stockholders

In order for us to reach a greater number of stockholders, we are offering a live webcast of our Annual Meeting. Once you have logged on and your credentials have been verified, you will be able to attend the meeting over the Internet, vote electronically and ask questions during the meeting. Please click the link below to access the site.

Location: www.virtualshareholdermeeting.com/br14

Date: November 13, 2014 Time 10:00 A.M. Eastern Time

For technical assistance with accessing the 2014 Virtual Stockholder Meeting please call 1-855-449-0991.

Dear Broadridge Stockholder:

We are pleased to announce that we have partnered with ShareGift USA. ShareGift USA, a registered 501(c)(3) charity, collects small, unwanted or dormant shareholdings held by individuals, aggregates them, sells them and gives the proceeds to charity. Individuals who hold or receive small amounts of Broadridge Financial Solutions, Inc. shares may desire an easy and effective way to put them to good use.

DONATING IS EASY!

Using the letter below, simply enter the required information, cut across the dotted line and mail it to our Transfer Agent, Broadridge Corporate Issuer Solutions, Inc. For additional information, please contact our Transer Agent’s Investor Relations Group at 877-830-4932. There are no fees associated with this transaction.

To learn more about ShareGiftUSA, please go to http://sharegiftusa.org/ to see more information including which charitable organizations they assist.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

Broadridge Corporate Issuer Solutions, Inc.

PO Box 1342

Brentwood, N.Y. 11717

I hereby provide the authority to donate                  shares from account number                      of Broadridge Financial Solutions, Inc. (NYSE: BR) common stock to ShareGift USA to be deposited into Merrill Lynch, DTC #5198, for the account of ShareGift USA, Account # 2SD-07397.

Signature	Date

Signature (joint account holder)	Date

Medallion Signature Guarantee

Signature(s) must have a Medallion Signature Guarantee from a Commercial Bank, Trust Company, or Broker, if applicable.

Please keep a copy of your donation request for your records and contact ShareGift USA at

donations@sharegiftusa.org or call (212) 813-9677 if any assistance is needed